Exhibit 99.1

ACND + MarketWis MANAGEMENT PRESENTATION

IMPORTANT INFORMATION About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the “Business Combination”) between Ascendant Digital Acquisition Corp. (“ACND”) and MarketWise, LLC (the “Company”). The information contained herein does not purport to be all inclusive and none of ACND, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ACND, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b 5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of ACND and the Company and is intended for the recipient hereof only. Forward Looking Statements Certain statements in this Presentation may be considered forward looking statements. Forward looking statements generally relate to future events or ACND’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, and projections of the Company’s future financial results and other metrics are forward looking statements. In some cases, you can identify forward looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward looking statements are based upon estimates and assumptions that, while considered reasonable by ACND and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against ACND, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ACND, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in or compliance with applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; negative impacts on the Company’s reputation; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; the impact of the COVID 19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in ACND’s registration statement on Form S 4 (File No. 333 254720). Nothing in this Presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. Neither ACND nor the Company undertakes any duty to update these forward looking statements. Financial Information; Non GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by ACND and the proxy statement/prospectus contained therein. 2

IMPORTANT INFORMATION This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted CFFO, Adjusted CFFO Conversion, Adjusted Free Cash Flow, and Adjusted Free Cash Flow Margin and certain ratios and other metrics derived therefrom. The Company defines Adjusted CFFO as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based compensation. The Company defines Adjusted CFFO Conversion as Adjusted CFFO minus capital expenditures divided by Adjusted CFFO. The Company defines Adjusted Free Cash Flow as Adjusted CFFO minus capital expenditures. The Company defines Adjusted Free Cash Flow Margin as Adjusted Free Cash Flow divided by Billings (i.e., amounts invoiced to customers). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies. The Company believes these non GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non GAAP financial measures to investors. These non GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non GAAP financial measures. For a reconciliation of these non GAAP figures to the nearest measure determined under GAAP, please see the appendix to this Presentation. This Presentation also includes certain projections of non GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Use of Projections and Estimates This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 and 2022. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, ACND and the Company rely on and refer to certain information and statistics obtained from third party sources which they believe to be reliable. Neither ACND nor the Company has independently verified the accuracy or completeness of any such third party information. Additional Information ACND has filed with the SEC a registration statement on Form S 4 with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of ACND’s ordinary shares in connection with its solicitation of proxies with respect to the proposed Business Combination and other matters as may be described therein, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ACND’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, ACND and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ACND as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ACND at 667 Madison Avenue, New York, NY 10065 or (212) 209 6126. Participants in the Solicitation ACND and its directors and executive officers may be deemed participants in the solicitation of proxies from ACND’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in ACND is contained in the proxy statement/prospectus contained in ACND’s registration statement on Form S 4, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ACND in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement/prospectus contained in ACND’s registration statement on Form S 4. 3

PRESENTERS & MANAGEMENT MarketWise MARK DALE MARCO ARNOLD LYNCH GALSIM CEO CFO CIO Ascendant MARK DAVID RIAAN GERHARD GOMBERG HODGSON CEO President COO 4

ASCENDANT TEAM’S EXPERIENCE AND CAPITAL WILL BENEFIT MARKETWISE Achievements Running Jagex1 Benefits to MarketWise Carefully curated and managed IP to create $1 billion+ revenue long term Leverage a team of data scientists and AI specialists in addition to user franchise acquisition, monetization, churn, predictive behavior and community building veterans Created a premier publisher and developer driven by community engagement Proven success in interactive digital experiences in very high traffic online Successfully introduced new sustainable monetization channels and methods Continued and sustained community engagement created 1M paying environments and knowledge in conversion and sustaining community members engagement can accelerate increase in scale Generated significant long term shareholder value Actively working on implementing leading edge solutions and ROI improvement initiatives Help with prototyping and implementation of solutions along with recruitment Jagex Revenue Performance Over Time ($M)2 of talent and upscaling and expanding internal capabilities for long term Continuation of Exec sustainable knowledge gains Shareholder $140 team’s initiatives International relationships, particularly in Europe and Asia, bring potential change post departure M&A and growth opportunities $120 Revenue New Exec team $100 EBIT running Additional capital infusion will help add editors and accelerate M&A activity to $80 Jagex help build greater long term shareholder value $60 $40 E $20 EBIT = $3.5mm $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Sources: Jagex Ltd. UK public disclosures 1.Exec team leading Jagex from 2008 to 2015, except for the period following the sale of Jagex in 2011, when new management team ran business on behalf of purchasers. Past performance of the members of Ascendant’s management team is not indicative of future performance 2.GBP to USD 1.26 as of 7/16/2020 5

ASCENDANT WAS LOOKING FOR A GREAT ACQUISITION, IN THE ATTENTION ECONOMY Significant and growing “attention 1 $191B TAM with significant tailwinds, ripe for disruption economy” TAM Market leading tech platform with scalable, high value 2 Scalable, digitally delivered IP content, data & analytics 11M+ self directed investors, growing at a 77% CAGR 3 Large, thriving community from Q1 2019 to Q1 2021 12 primary customer facing brands offering 160+ 4 Diversified product suite products “Adjusted Rule of 50”1 financial profile: Scale, Growth, 5 Best in class financial profile 2 Recurring Revenue, High Adjusted FCF (Low Capex) 6 Experienced leadership team Deep, long tenured & proven team Multiple organic & inorganic avenues to potentially 7 Sustained growth outlook drive sustained profitable growth at scale 1. Adjusted Rule of 50 equals annual GAAP Revenue Growth Rate plus Adjusted FCF Margin. Adjusted FCF Margin = Adjusted FCF / Billings 2. Adjusted FCF is calculated as Adjusted CFFO (Cash Flow From Operations) Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based 6 compensation expense

INTRODUCING MARKETWISE

Founded with a mission to level the playing field for self directed investors Today we are a Leading Subscription Services Platform serving millions of self directed investors A diverse portfolio of operating brands serving as a trusted source for financial research, education and actionable ideas 8

MARKETWISE AT A GLANCE A market leader in delivering high value and actionable 11M+ 1M+ $825 financial research, easy to Digital Paid Digital Industry Leading use technology, as well as Platform Subscribers at ARPU as of Q1 ‘212 financial education and a Members1 at 3/31/21 3/31/21 social connection with world class experts to help self directed investors meet their $687M 30% 99.9% financial goals TTM Q1 ‘21 TTM Q1 ‘21 TTM Q1 ‘21 Billings3 Adjusted Free Adjusted CFFO +83% Cash Flow Margin4 Conversion5 (Low Capex) YoY Growth 1.Includes free and paid subscribers 2.Based on trailing four quarter net billings / average number of trailing four quarter paid subscribers 3.Billings represents amounts invoiced to customers 4.Adjusted FCF Margin = Adjusted FCF / Billings. Adjusted FCF is calculated as Adjusted CFFO Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based compensation expense 9 5.Adjusted CFFO Conversion = (Adjusted CFFO Capital Expenditures) / Adjusted CFFO

KEY DRIVERS OF OUR SUCCESS POWERFUL CONTENT CUSTOMER FOCUS SCALABLE MODEL DATA / TECHNOLOGY PLATFORM Compelling content fosters Customer centricity through Industry leading ROI on new Real time campaign relationships between readers every stage of a subscriber’s customer acquisition feedback, AI and rapid and editors, creates customer journey scalability loyalty and brand goodwill Upsell to higher ARPU Emphasis on developing products with almost all of Machine learning and Insightful and engaging long term relationship with the upsell revenues falling to advanced analytics drive content drives conversion the subscriber the bottom line increased upsell yield users from free to paid subscribers Consistent 90%+ revenue retention Focus on proven formula to launch & scale new products in a low risk capital way 10

FINANCIAL WELLNESS SOLUTIONS HAVE A HUGE TAM $191B Global Total Addressable Market 63M 2020 US Self directed Investors4 Financial Information1, $64B 19% Asset Managers3, 2017 2019 CAGR for Online Revenue $111B from Global Self directed Investors5 Investment Research2, $16B 1. As per BMO research report, October 2018 2. Represents an estimated 33.3% of the 63M U.S. self directed investors (Celent, U.S. Self Directed Market Study, 2019) x MarketWise’s 2020 ARPU of $759. The remaining 67% is believed to be covered in the Asset Managers and Financial Information market sizes 3. Reflects addressable market of asset management customers becoming self directed investors, based off of management fees for 2019 global active core and active specialties per BCG Global Asset Management Research Report, 2020 4. Celent, U.S. Self Directed Market Study, 2019; 63M represents Celent’s estimate for 2020 11 5. Maia Research, 2015 2027 Global Self Directed Investors Implications for Wealth Managers Industry Market Research Report, Segment by Player, Type, Application, Marketing Channel, and Region

PERSONAL INVESTING IS CHANGING IN “…the markets are no longer FAVOR OF MARKETWISE reserved for institutional investors or HNWI. The goal of AGING POPULATION GROWING THE PIE democratizing the financial 17% of U.S. population is 65+1 72% of millennials identify as self directed investors3 ( $22T of 10,000 Americans retiring every markets is becoming a reality“ net worth)3 day, creating consistent demand velocity2 Rise of self directed ‘Robinhood’ investors provides huge future upside VOLUME OF ACTIVITY COMPLEXITY Retail investors now represent Increasing number and complexity 20% of trading on any given of investment instruments (e.g., day, up from 10% in 20104 ETFs, options, crypto, et al) PERFORMANCE EDUCATION Individual investors have a 3 Increased emphasis on financial year return performance lag literacy knowledge & skill to versus the S&P 5005 effectively manage wealth 1. Statista 2. Deutsche Bank 3. Deloitte study 12 4. Wall Street research 5. realinvestmentadvice.com

MARKETWISE PROVIDES DIVERSE, ACTIONABLE & AFFORDABLE CONTENT SPECIALTY GENERAL SOCIAL INSTITUTIONAL INSTITUTIONAL ONLINE FINANCIAL ONLINE BROKERS FINANCIAL ONLINE TOOLS MEDIA INFO SERVICES RESEARCH NEWSLETTERS RESEARCH PUBLICATIONS COMMUNITIES ACTIONABLE CONTENT DATA & INFO DIVERSIFIED PRODUCT OFFERING FULL RANGE OF PRICES Sell Side Wall Street Platforms Research 13

PREMIUM SUBSCRIPTION CONTENT, SOFTWARE AND TOOLS ACTIONABLE IDEAS SOFTWARE & TOOLS ‘IM’hi’ SPAC Investor TRADESMITHr. It’s Time to Buy the World’s Most Shareholder Friendly SPAC . ” ·· \Vlw itc toSPACI,Ipcnsordlipllcr. CRYPTO Ct.. PITAL 0. oflhtrwolnatklsru oi.SPAC.S .Sihi! · Update 20”‘ll:tf’llllllLllf’(IJ SF’AC!WIW#I, ·fll’t !wed MLI ·yorcdio .I)‘rabfcll*tftrwr11 I(·.. LlwW .:ow . .awHc. Here’s What You Need to Know About Thlli!pllrllolll”’.:nun ...vll Blockchain .O(I’..Cb.Mtt Decentralization SJ’OUNlL tnt Mlhelalilll.. UlhiSPACIwt:.allt SC’OOfJAt Lw_....,tr.d“fbdnc ltt ‘0cl: .t. MONTHLY BRIEFING I rh:llrw’.,.waryNit.I’Ptll”.. ro.,l Youc: lib:ly llowUiiJt;Mdontlfecct\ot Dear reader, J!Dln u: tiA!.SPAC10 wa,Mr u ICC UbU .t UNVEILING THE 2021 c.5dlia.to ..l’{le”’·llllan” .f!MIY t:c. c.MI91.’conyrtsbctu:,r:t .:.nnc.n.. “’‘50’ . Welcome to our new sub! .nClltrilCiualftauiC:1ti lll,ll“lr’“rl \r.IIIN>IIo lnnll”’’‘l .. tnl!t .slhci:Dt!‘il day early. PORTFOLIOS £ C’lillloa,otclol \t’lllf .l.fo’ld/l’ptiu’ ..a”‘tt:illtlll)‘unap ldJI_(Lty5)}6 f .“CCI If you haven”! already, I r wlt.lioolyh.al!thcirm)M). look ill uur Spt’ddl rt’purt @ THE ALTIMETER learning more about repl This is it! l. l’onfolio Ma.nagcr lnvC$tmcnt Commcnta.ry lf )“OU jaut joined Stansberry Ponfolio Solutions OYer the Each month, I’ll open our Briefing with a 3horc and This week, I’m covering pa.cu ouple we:du. wrlcome abo:ud! We’re dcllghrcd ro hopefully hclpfultnvestmcnt note. In gener2.l. I look to announcements. And I’m have you with us. rovidc thoulll.) on tl leoI unc. of the ducc fdlowhlt; ‘ topic:&... This week, I’m also expla lf )‘Ouve already been wnh ut for ynrs, wekome back. speetfirally the seemtngl· Om m00f’l porrfnllm ora ‘&::In prndurt’l’i f’Xc rl!t nr I. Wh._ts l’l’.o.. ing the ma.rkc. ri&ht u now and how chat returns in 2020. We hope you profited from our m2y imp1ct our longer·tcrm invd:.mmc outlook. looking for one easy way that in mind. I’m also loo ra:omnd:riDn 2 Sp«ific investment ntion:t!c for a p:articubr To rhc: m:my subscrilxu who h:wwrillc n In rp·ting are faster and cheaper to out.stdin.’ pcnon.J ruulu... tnk you. No1hinc is comp:..ny, ct. 01· .)CUOI liVC’rc ra:ummcnding in prof!ioul lives than knowing Poniolio luttor.s. (Undusanding wbJ )‘OU o··n Finally, rm following up 1 more rc=v.’“1ng .rdi in our wh:n you own U kr r to :ny mrrruful lnwmt’nl,) we’ve helped peopk bu.rkl nd KCurc their liruncc.s. Rro:: dM” do it again in,T ting U“tnJ: . nd tullfrlinr s mt’2nt Now it’s time to .... to informnot ju.st your invenmc.nu in Ponfolio ln toda r’s letter, we II unveil oar full 2021 portfolios. Solutions but, idolly, )Q1I’ entire inve stment pl1n. with all the dc12ils :about what m buy :and how much of Al: the end ofthis lnverrment Commm.tary, you’ll KC each name to hold. But first, we .......nt co rt:Yk w a few -on pc tforma.nct’ fJgUICS for how wt’rc duingl!O far tb:n yc.;u. point how ro u.sr rhl pmtiurr Vl you nn gr nt’nlr rhr Behind the scenes, we u:main focused on the longcr.t:crm best pos.sibk outcomes andfulf111 your in’t“CStmc.m :,oak pcrform::mce ofthe1e portfolios. But we lc.flO\N you w:mt to For returninc .subsaibc.rs, some ofthis information may fed .sec what we’ve done for you hudy, so we alwo.ys .show you lih : rr:vlrw. But I nill C”“ICOUr”;1&e you to rc2d through it 10 how the str:ltet;ies :arc performing monthly and on a year· make sure we’re a!l on cqw.l, 3’turdy footing u 1“Ccmbrk ro.d.:masis from the narr ofour 6scal year.” (‘This year. on the p:ah to profitable lnveHing in the )”!‘2T ahead. th:.t’s hued on ciosinc prices :as of february 4, 2021J For newer ..10bxribcu, I encourage )‘OU to read the THE MONTHLY BRIEFING, EXPLAINED followins opening commentaries to hc.lp famili21riz:e 14

BUILDING RELATIONSHIPS AND HELPING SUBSCRIBERS “You guys talk about ‘life changing “…you folks have become my results’… I am actually taking pride teachers and a true resource… in managing our investments. That educating me on how to invest for is a big life change. ” the long term. WHAT A GIFT!” Nick F. Joe D. “You have each been instrumental in “…your recommendations had a helping me build wealth… analyses impact my family profound on and are consistently meticulous, I am very much appreciative.” concise and on point.” – Kyle B. David K. “Empire Financial research articles have taught me a lot and I truly “…despite the world imploding, believe that small investors like [you] helped me keep a level head me have no place in the market in the early days of the pandemic.” without your financial research Nick C. and investment ideas.” Sandeep L. 15

PROVEN, AGILE PLATFORM FOR 160+ LAUNCHING NEW PRODUCTS QUICKLY 130+ WITH LOW RISK 90+ DETECT Detect new demand and investment trends in the financial marketplace through observation, research and analysis 50 ANALYZE Identify a financial expert that has a personal passion for a specific area of growing customer interest and can provide unique insights 2017 2018 2019 2020 PRODUCTS OFFERED LAUNCH Launch new products within weeks. Target offers based on customer behavior and use AI to track and improve results 110+ New Products in 3 Years SCALE Grow content team in product area and cross sell and upsell to build Helped drive $300M of Billings customer lifetime relationship 16

DIVERSE RESEARCH PORTFOLIO ACROSS DIFFERENT ASSET CLASSES DIVERSE RESEARCH PRODUCTS # OF CUMULATIVE SELECTED (% OF BILLINGS 2018 2020) SUBSCRIBERS1 LIFETIME SPEND1 EXAMPLES Other 5% Free Newswire Commodities 3% General market commentary, current 10.9M Investor Hour Bundle 19% The Weekly Pulse Value 5% events Insightful and educational The Daily Cut Software 6% Paid Fry’s Investment 2 Report $249 Mega Cap equities and basic 658K $600 Empire Stock investment strategies Investor $199 Income 10% Growth 17% High Value Empire Elite Growth More advanced investing $5,000 233K2 $600 $5,000 strategies Value Investing, Palm Beach Microcaps, Real Estate, Options, Ventures $3,000 Trading, Cryptocurrencies Cryptocurrency 11% Small Cap 13% Alliance $31,000 + 2 $499 annually Ultra High Value 110K $5,000 Total Portfolio Trading 11% Product bundles $15,000 + $499 annually 1.As of March 31, 2021 2.Number of subscribers indicated correspond with the cumulative lifetime spend to the right (e.g., 658K of the 1,001K+ total paid subscribers have less than $600 of cumulative lifetime spend) 17

EXTERNAL MARKETING – CUSTOMER ACQUISITION MULTI CHANNEL MARKETING APPROACH MARKETING CHANNEL MIX (2020) 2020 EXTERNAL ORDERS GENERATED 58% 42% Other 5.2% vs. External Lists 3.3% Free to Paid Direct to Paid SELECT DIRECT TO PAID DISPLAY CHANNELS Email 22.0% Display 69.4% CONVERSION STATS (2020) 10.1% 8.1% Order Form Click Order Form through Rate1 Conversion Rate2 1.Order form click through rate for paid subscription campaigns is derived from total order form visits / total landing page visits 18 2.Order form conversion rate for paid subscription campaigns is derived from main & upsell orders / total order form visits

BEST IN CLASS BUSINESS MODEL TAILORED FOR HIGH VALUE SUBSCRIBERS CUMULATIVE FREE TO PAID CUMULATIVE HIGH VALUE CUMULATIVE ULTRA CONVERSION RATE CONVERSION RATE CONVERSION RATE 6%2 34%3 32%4 TOTAL HIGH VALUE TOTAL ULTRA HIGH FREE TOTAL PAID SUBSCRIBERS VALUE SUBSCRIBERS SUBSCRIBERS SUBSCRIBERS (Total spend $600) (Total spend $5,000) 10.9M+1 1,001K+1 342K+1 110K+1 1.Subscriber figures shown as of March 31, 2021 2.Represents cumulative free to paid conversion rate for the period April 1, 2018 to March 31, 2021. Calculated as (number of free subscribers who purchased a subscription during the period) / (average number of free subscribers during the period) 3.Represents cumulative high value conversion rate as of March 31, 2021. Calculated as (number of paid subscribers who have purchased $600 in aggregate over their lifetime as of March 31, 2021)/(number of paid subscribers as of March 31, 2021) 4.Represents cumulative ultra value conversion rate as of March 31, 2021. Calculated as (number of paid subscribers who have purchased $5,000 in aggregate over their lifetime as of March 31, 2021)/(number of high value subscribers as of March 31, 2021) 19

SUBSCRIBER DEMOGRAPHICS PAID SUBSCRIBERS BY GENERATION (AGE 25+)1 PAID SUBSCRIBERS BY NET ASSETS1 Millennials Silent (25 40) Generation 5% $1,000,000 & Older (76+) 16% 23% Generation X $150,000 (41 56) 27% 20% $500,000 $1,000,000 11% Baby Boomers $150,000 $500,000 (57 75) 46% 53% 1.Source: Experian data 20

VISION & GROWTH STRATEGY

STRATEGIC INITIATIVES ARE DRIVING AND ACCELERATING GROWTH DRAMATIC SCALING OF ENTERPRISE Strategic acquisitions (6 operating subsidiaries) 11.9 10.4 $255 Broadened product offerings, including adding 27+ 8.9 editors & 110+ publications and built or acquired software and tools to complement premium content 7.5 6.5 5.1 5.6 $158 Upgraded corporate infrastructure with deployment $150 of new systems & applications, including analytics 4.3 $123 3.8 $117 and machine learning $96 $91 $71 Improvement in marketing efficiency & customer $52 satisfaction / retention Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ‘20 Q1 ‘21 Recruited and trained additional talent across 1 2 organization Billings ($M) Total Subscriber Relationships (M) 1.Billings represents amounts invoiced to customers 2.Includes both free and paid subscribers 22

OUR VISION TO BECOME THE DE FACTO FINANCIAL WELLNESS SOLUTIONS PLATFORM FOR SELF DIRECTED INVESTORS Grow / Optimize Build/Buy Invest in & Deepen Invest in Establish Invest in Brand Expand Marketing & Addt’l Content, Community Technology, Data Partnerships Marketing Internationally Customer Acquisition Products & Brands Network & Analytics & M&A 1. EXPAND REACH AND 2. BUILD DEEP 3. ADD ENGINEERING & ML 4. CONSOLIDATE A DISCOVERABILITY NETWORK EFFECTS EXCELLENCE FRAGMENTED MARKET Leverage existing financial Provide MarketWise subscribers Focus areas include machine Opportunities to accelerate and education loop with a greater ability to cultivate learning, performance expand product offering, Expand and grow reach via deeper social connections and marketing, and SaaS product customer base, international additional channels including connect with fellow members development Drive accretive M&A using cash videos and live streaming Generate multi sided platform Deepen breadth and depth of and public currency Expand marketing channels with flywheel effects targeted offerings 23

WE HAVE A TRACK RECORD OF EFFICIENT AND HIGHLY ACCRETIVE CAPITAL ALLOCATION ORIGINAL BILLINGS 2020 BILLINGS YEAR FOCUS AREA BUILD OR BUY ($ MILLIONS) ($ MILLIONS) 2010 Macro Build $120 2013 Risk Allocation Buy $1 $30 2014 Macro Buy $5 $110 2015 Commodities Buy $12 $25 O m n ia R e s e a r c h 2016 Trading Build $30 2017 Growth Buy $28 $67 2019 Growth / SPACs Build $32 2019 Software Build $7 1 2021 Software Buy $3 Future Total $49 $421 % of Total 2020 Billings 77% 1. Acquisition completed on January 21, 2021; Original Billings represents billings in 2020; 2020 Billings left blank since acquisition was completed after 2020 24

BUSINESS DEVELOPMENT CASE STUDY Formed new brand in early 2019 with well known investor as a partner (no upfront capital) First paid publication launched in April 2019 Launch generated $11M in Net Revenue with approximately 3,000 paid subscribers Lower priced product launched in Dec 2019 paving the way to add subscribers to our sales funnel Added two additional editors to launch additional products One year post initiation, both lower priced and premium priced subscriptions fueled growth of paid list and revenues Compelling content combined with effective/efficient marketing delivered outstanding results Business was breakeven in calendar year 2019 and turned a profit in 2020 By the end of 2020, there were 3 editors and 6 paid products Launch 2019 2020 Net Revenues $11M $15M $32M Paid Subscribers 3K 5K 83K Free Subscribers 10K 10K 58K 25

FINANCIAL OVERVIEW

FINANCIAL HIGHLIGHTS $687M 83% $825 5x TTM Q1 ‘21 Billings TTM Q1 ‘21 Billings ARPU as of Q1 ‘211 LTV/CAC Ratio2 growth TRACK RECORD OF INDUSTRY LEADING UNIT SCALE ECONOMICS GROWTH 97% 30% 99.9% Q1 2019 Q1 2021 TTM Q1 ‘21 Adjusted Free TTM Q1 ‘21 Adjusted CFFO Subscription Billings Cash Flow Margin3 Conversion4 (Low Capex) PREMIER CASH FLOW RECURRING REVENUE BASE STRONG MARGIN PROFILE CONVERSION (HIGHLY CAPITAL EFFICIENT) 1.Based on trailing four quarter net billings / average number of trailing four quarter paid subscribers 2.Based on average lifetime customer contribution margin divided by customer acquisition costs. Customer acquisition costs include direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele sales salaries and commissions and customer service commissions 3.Adjusted FCF Margin = Adjusted FCF / Billings. Adjusted FCF is calculated as Adjusted CFFO Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based compensation expense 27 4.Adjusted CFFO Conversion = (Adjusted CFFO Capital Expenditures) / Adjusted CFFO

SUPERIOR UNIT ECONOMICS – 2020… “….with an LTV/CAC ratio of 3 or higher, investing an incremental Avg. Customer Lifetime Billings $2,700 dollar in acquiring new customers has High Variable Margin LTV/CAC1 Ratio 5x a greater expected return than retaining that dollar as profit…” 90 Days 7 9 Months CPA2 Breakeven CAC1 Breakeven 1.Customer Acquisition Costs include direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele sales salaries and commissions and customer service commissions 2.CPA Cost per acquisition includes direct marketing spend only 28

SUBSCRIBERS SPENDING MORE INITIALLY AND INCREASING THAT SPEND OVER TIME 2020 Cohort 2019 Cohort 2018 Cohort 2017 Cohort 2016 Cohort 2015 Cohort Year 1 Year 2 Year 3 Year 4 Year 5 CUMULATIVE SPEND BY COHORT OVER TIME 29

ARPU decline due to FORECASTED KEY PERFORMANCE INDICATORS significant subscriber growth; future purchases will drive PAID SUBSCRIBERS (IN THOUSANDS) ARPU1 accretion New Estimate 1,310 $825 Prior Estimate $792 Historical $759 1,084 1,001 $717 $710 857 $599 553 567 526 $478 2018 2019 2020 2021P 2022P Q1 ‘20 Q1 ‘21 2018 2019 2020 2021P 2022P Q1 ‘20 Q1 ‘21 1.Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers 30

HIGHLY ATTRACTIVE LONG TERM GROWTH AT SCALE REVENUE ($ IN MILLIONS) BILLINGS ($ IN MILLIONS)1 New Estimate $729.0 New Estimate $980.5 Prior Estimate Prior Estimate $561.4 $751.2 $548.8 $364.2 $272.2 $238.4 $280.5 $310.1 $255.3 $119.7 $76.4 $117.5 2018 2019 2020 2021P 2022P 1Q ‘20 1Q ‘21 2018 2019 2020 2021P 2022P 1Q ‘20 1Q ‘21 ADJUSTED FREE CASH FLOW ($ IN MILLIONS)2 ADJUSTED CFFO CONVERSION3 (LOW CAPEX) Margin 33% 22% 24% 28% 31% 22% 38% 99.3% 99.7% 99.8% 99.7% 99.8% 99.3% 100.0% $306.8 $211.9 $134.0 $93.0 $97.9 $68.9 $25.7 2018 2019 2020 2021P 2022P 1Q ‘20 1Q ‘21 2018 2019 2020 2021P 2022P 1Q ‘20 1Q ‘21 1.Billings represents amounts invoiced to customers 2.Adjusted FCF = Adjusted CFFO Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based compensation expense. Adjusted FCF Margin = Adjusted FCF / Billings 3.Adjusted CFFO Conversion = (Adjusted CFFO Capital Expenditures) / Adjusted CFFO 31

32 KEY FORECAST ASSUMPTIONS Continued strong new free and paid subscriber growth Trend-like conversion rate inputs Revenue retention rate of 95%+ each year Trend-like subscriber count churn of 1.5% to 2.0% per month Stable product pricing GAAP revenue:~35% to 38% of Billings each year, plus the current portion of deferred revenue No M&A included; organic forecast only Subscribers Margins Stable gross margins in 86% to 87% range Customer acquisition cost (CAC) on a GAAP basis approximates the average between 2019 and 2020 Excluding stock-based compensation, G&A grows 40% to 50% in 2021 to support public company readiness but stabilizes in 2022 D&A of approximately $3 million annually; Research and Development maintains its percent of revenue Effective tax of 5% to 6% Capex of less than $1 million annually We do not anticipate having to make any tax liability distributions to partners in 2021 and estimate 2022 tax liability distributions in the range of $0 to $20M(1) Maintain “Rule of 50” Status 2021 projected GAAP revenue growth of 54% plus Adj FCF Margin of 28% = 82% Longer Term Target: GAAP revenue growth 30% to 40% Adjusted FCF margin 28% to 33% >> 50% (1) The tax distributions for non-Pubco partners are estimated based upon taxable income forecasts derived from the 2021 and 2022 forecasts presented herein. These estimates are further dependent on multiple variables, including potential tax reform, the amount of SPAC redemptions and non-Pubco partner sales at transaction date, the amount and timing of future exchanges, the sales composition of lifetime versus term Billings, and stock price at vesting date for stock-based compensation. The estimates presented here are based on the following assumptions: a) the existing tax laws remain in place, b) there are no redemptions by SPAC investors at the transaction date (with non-PubCo partners owning approximately 80% of MarketWise LLC), c) there are no exchanges in 2021 or 2022, d) the sales composition of lifetime versus term Billings remains similar to the sales composition in the baseline forecasts (approximately 33% of Billings each year), and e) the stock price is $10 on the vesting date of the stock-based compensation in 2022.

LONG TERM FINANCIAL OBJECTIVES KEY GROWTH DRIVERS KEY PROFITABILITY DRIVERS Paid marketing spend Paid marketing spend New products/markets Conversion/upsells M&A ROIs SUSTAINED TARGET “ADJUSTED RULE OF 50”1 FINANCIAL PROFILE 1.Adjusted Rule of 50 equals annual GAAP Revenue Growth Rate plus Adjusted FCF Margin 33

TRANSACTION OVERVIEW

TRANSACTION ILLUSTRATIVE SOURCES & USES ($M) SUMMARY SOURCES USES ACND Cash Held in Trust $414 Cash to Balance Sheet $150 PIPE Raise Proceeds 150 Transaction Fees & Expenses 40 Sellers’ Equity Rollover 2,537 Cash to Sellers1 374 ACND has agreed to combine with MarketWise in a transaction with an Sellers’ Equity Rollover 2,537 implied total enterprise value of $3.024 billion TOTAL $3,101 TOTAL $3,101 This transaction represents an attractive pro forma multiple of 5.4x 2021P GAAP Revenue and 14.3x 2021P Adjusted Free Cash Flow ILLUSTRATIVE PRO FORMA OWNERSHIP AT CLOSE1,2 Concurrent with this transaction, MarketWise and ACND has raised $150 13.0% million in a PIPE offering at $10.00 per share 2.3% 4.7% After giving effect to these transactions, pro forma company will have approximately $150 million of cash on its balance sheet 79.9% Lock up: 6 12 months ACND Shareholders ACND Founders PIPE Investors Seller’s Rollover Equity3 1. Assumes no redemption from ACND trust account 2. Excludes ACND warrants and earnout shares and shares issuable pursuant to the combined company’s equity incentive plans 35 3. Includes approximately 18% that will be subject to a voting arrangement in favor of the board of directors of the combined company

MARKETWISE VS. COMPS: BEST IN CLASS WITH SIGNIFICANT UPSIDE POTENTIAL 2020 2022P GAAP REVENUE CAGR (%) 2021P ADJ. FREE CASH FLOW MARGIN (%) 2020 2022P ADJ. FREE CASH FLOW CAGR (%) 41.5% 31.3% 51.3% 28.2% 19.1% 14.9% 18.5% 11.1% 12.3% MarketWise Consumer / SMB Tech Digital Subscription MarketWise1 Consumer / SMB Tech Digital Subscription MarketWise1 Consumer / SMB Tech Digital Subscription Subscription and Info Services Subscription 2 and Info Services 2 Subscription 2 and Info Services 2 EV / 2021P REVENUE (X) EV / 2021P ADJ. FREE CASH FLOW (X)4 7.4x 6.5x 24.7x 5.4x 18.1x 14.3x 3 1,3 MarketWise Consumer / SMB Tech Digital Subscription MarketWise Consumer / SMB Tech Digital Subscription Subscription and Info Services Subscription 2 and Info Services 2 Sources: FactSet as of 5/20/2021, Wall Street research Notes: Consumer / SMB Tech Subscription group includes: CHGG, DBX, GDDY, HUBS, MTCH, NFLX, SPOT, SQ, SVMK, WIX; Digital Subscription and Info Services group includes: CSGP, ENV, FDS, FORR, INFO, IT, MORN, MSCI, NYT 1.Adjusted Free Cash Flow = Adjusted CFFO Capital Expenditures. Adjusted Free Cash Flow Margin = Adjusted Free Cash Flow / Billings. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based compensation expense. Billings represents amounts invoiced to customers 2.Adjusted Free Cash Flow = Adjusted CFFO + Taxes – Capital Expenditures. Adjusted Free Cash Flow Margin = Adjusted Free Cash Flow / GAAP Revenue 3.Multiples based on pro forma Total Enterprise Value of $3,024 million 36 4.Trading multiples greater than 45.0x are excluded

PUBLIC COMPARABLES RATIONALE Consumer / SMB Tech Subscription MarketWise is a direct to consumer, tech enabled, subscription based business whose success is driven by its ability to directly connect with retail investors, get them interested enough to click through and to subscribe and whose value is ultimately driven by forming personal connections with these subscribers, providing high quality content, and converting them to this higher value content at higher price points Target customers are primarily retail investors whose buying behavior closely resembles that of consumer subscription customers Free to paid business model aligns closely with many high performing consumer / SMB tech companies, with higher tiers for customers as they continue to see greater value MarketWise is at the most favorable end of the range of this peer group for all major categories of: i.) revenue growth, ii.) gross margins, iii.) ARPU, iv.) monthly churn, and v.) LTV / CAC Digital Subscription and Info Services MarketWise’s content has similarities to many of the digital subscription and info services companies, although a number of the comps in the group are more focused on institutional customers as compared to consumers This group is focused on digital publication of financial media content, which is similar to MarketWise’s content and delivery medium MarketWise leads in all major categories versus this peer group (and is in line with the group in monthly churn): i.) revenue growth, ii.) gross margins, iii.) ARPU, iv.) monthly churn, and v.) LTV / CAC 37

INDUSTRY LEADING COMPS CONSUMER / SMB TECH SUBSCRIPTION ($ in millions, except per share data) Financial Metrics Operational Metrics (LTM) Revenue YoY Growth Rev CAGR Gross Margin Annual Monthly LTV / Company ‘20 ‘21 ‘21 ‘22 ‘20 ‘22 2020 2021E ARPU Churn CAC Netflix, Inc. 18.9% 15.1% 17.0% 38.9% 41.3% $ 138.2 4.0% Square, Inc. 47.0% 18.7% 32.1% 28.9% 21.5% 41.0 (1) Spotify Technology S.A. 19.0% 19.5% 19.3% 25.6% 25.5% 61.6 4.0% 2.7x Match Group, Inc. 20.0% 18.0% 19.0% 73.6% 73.3% 237.3 HubSpot, Inc. 40.5% 26.8% 33.5% 81.1% 82.1% (2) Wix.com Ltd. 30.4% 24.9% 27.6% 68.1% 61.8% 216.6 1.4% GoDaddy Inc. 12.9% 10.3% 11.6% 65.1% 64.9% 168.4 1.2% 10x Chegg, Inc. 23.9% 21.5% 22.7% 68.1% 68.5% 139.2 Dropbox, Inc. 11.0% 9.0% 10.0% 78.3% 80.0% 129.4 SVMK Inc. 18.3% 19.7% 19.0% 77.7% 81.9% 487.0 Mean: 24.2% 18.4% 21.2% 60.5% 60.1% Median: 19.5% 19.1% 19.1% 68.1% 66.7% MarketWise 54.2% 29.8% 41.5% 85.8% (3) 86.8% (3) $ 825.5 1.8% 5x Sources: FactSet, CapitalIQ, Wall Street research, public filings & transcripts (1) Square ARPU represents Cash App (2) HubSpot reports ARPU, but it was not included due to difference in customer type 38 (3) Excludes stock based compensation

INDUSTRY LEADING COMPS DIGITAL SUBSCRIPTION AND INFO SERVICES ($ in millions, except per share data) Financial Metrics Operational Metrics (LTM) Revenue YoY Growth Rev CAGR Gross Margin Annual Monthly LTV / Company ‘20 ‘21 ‘21 ‘22 ‘20 ‘22 2020 2021E ARPU Churn CAC MSCI Inc. 16.5% 10.2% 13.3% 82.8% 83.1% 0.5% IHS Markit Ltd. 7.5% 6.4% 6.9% 62.9% 62.4% CoStar Group, Inc. 17.0% 15.9% 16.5% 81.4% 81.3% Gartner, Inc. 10.5% 13.0% 11.7% 67.2% 68.4% 1.6%(1) FactSet Research Systems Inc. 5.7% 4.7% 5.2% 52.6% NA 0.9% Morningstar, Inc. NA NA NA 60.0% NA The New York Times Company 14.5% 6.6% 10.5% 45.3% NA 3.7x Envestnet, Inc. 15.2% 10.5% 12.8% 69.4% 65.7% Forrester Research, Inc. 6.8% 8.0% 7.4% 59.7% 58.9% 2.6% Mean: 11.7% 9.4% 10.5% 64.6% 70.0% Median: 12.5% 9.1% 11.1% 62.9% 67.1% MarketWise 54.2% 29.8% 41.5% 85.8% (2) 86.8% (2) $ 825.5 1.8% 5x Sources: FactSet, CapitalIQ, Wall Street research, public filings & transcripts (1) Gartner churn represents global technology sales 39 (2) Excludes stock based compensation

INVESTMENT HIGHLIGHTS $191B TAM with significant tailwinds, ripe for disruption Market leading tech platform with scalable high value and proprietary content, data & analytics 11M+ self directed investors, growing at a 77% CAGR from Q1 2019 to Q1 2021 12 primary customer facing brands offering 160+ products “Adjusted Rule of 50”1 financial profile: Scale, Growth, Recurring Revenue, High Adjusted FCF2 (Low Capex) Deep, long tenured & proven team Multiple organic & inorganic avenues to potentially drive sustained profitable growth at scale 1. Adjusted Rule of 50 equals annual GAAP Revenue Growth Rate plus Adjusted FCF Margin. Adjusted FCF Margin = Adjusted FCF / Billings 2. Adjusted FCF is calculated as Adjusted CFFO (Cash Flow From Operations) Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock based 40 compensation expense

APPENDIX

HISTORICAL KEY PERFORMANCE INDICATORS FREE SUBSCRIBERS PAID SUBSCRIBERS 1 ARPU (IN THOUSANDS) (IN THOUSANDS) 10,870 1,001 $825 $759 9,530 857 $710 $599 567 $478 5,900 553 526 5,027 2,741 2018 2019 2020 Q1 ‘20 Q1 ‘21 2018 2019 2020 Q1 ‘20 Q1 ‘21 2018 2019 2020 Q1 ‘20 Q1 ‘21 1.Based on trailing four quarter net billings / average number of trailing four quarter paid subscribers 42

($ in 000’s)201820192020Q1 2020Q1 2021Net Cash Provided by Operating Activities76,493 54,201 55,875 (6,385) 92,304 Plus: Profits distributions to Class B unitholders included in stock based compensation expense17,135 14,831 78,398 32,313 5,651 Adj. CFFO (Adjusted Cash Flow from Operations)93,628 69,032 134,273 25,928 97,955 NON-GAAP RECONCILIATIONS 43

201820192020Total Revenue100%100%100%Operating ExpensesCost of Revenue24%16%42%Sales and Marketing41%39%59%General and Administrative24%34%145%Depreciation and Amortization1%1%1%Research and Development1%1%1%Related Party Expenses1%0%0%Total Operating Expenses92%91%248%Income (Loss) from Operations8%9%-148%Other (Income) Expense, net0%0%1%Interest (Income) Expense, net0%-1%0%Net Income (Loss)8%10%-149%Stock Based Compensation Line Item Summary1Cost of Revenue9%2%28%Sales and Marketing3%0%3%General and Administrative0%6%121%Total Stock Based Compensation Expense12%8%152% ($ in 000’s)201820192020 ‘18 v ‘19 ‘19 v ‘20Total Revenue238,448 272,223 364,179 14%34%Operating ExpensesCost of Revenue57,642 42,553 154,605 -26%263%Sales and Marketing97,332 106,094 214,257 9%102%General and Administrative58,215 91,669 526,561 57%474%Depreciation and Amortization2,534 2,334 2,553 -8%9%Research and Development2,303 3,672 4,770 59%30%Related Party Expenses2,096 331 122 -84%-63%Total Operating Expenses220,122 246,653 902,868 12%266%Income (Loss) from Operations18,326 25,570 (538,689) 40%N/MOther (Income) Expense, net(278) (865) 2,879 N/MN/MInterest (Income) Expense, net(67) (1,558) (477) N/MN/M Net Income (Loss)18,671 27,993 (541,091) 50%N/M($ in 000’s)201820192020 ‘18 v ‘19 ‘19 v ‘20Stock Based Compensation Expense1Vested Class B Units & Change in Fair Value of Class B Liability Awards11,077 5,608 475,202 -49%8374%Profits distribution to Class B Unitholders included in stock based compensation expense17,135 14,831 78,398 -13%429%Total Stock Based Compensation Expense28,212 20,439 553,600 -28%2609%Stock Based Compensation Line Item Summary1Cost of Revenue21,889 5,025 102,736 -77%1944%Sales and Marketing6,323—10,567 N/MN/MGeneral and Administrative- 15,414 440,297 N/M2756%Total Stock Based Compensation Expense28,212 20,439 553,600 -28%2609%% Variance% Variance GAAP INCOME STATEMENTS 44 1.Within our expenses historically are stock-based compensation expenses related to the Class B Units. Because MarketWise’s current operating agreement includes puts and calls for the Class B units, these current Class B Units are classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period until settlement into equity, with the change in value being charged to stock-based compensation expense. Additionally, because the Class B Units are classified as liabilities on MarketWise’s consolidated balance sheet, all profits distributions made to the holders of the Class B Units are considered to be stock-based compensation expenses. As a result of the merger with Ascendant, in which all Class B Units will be converted into straight Common Units (with no calls or puts), MarketWise does not expect to continue recognizing stock-based compensation expenses related to the Class B Units for periods after the consummation of this merger. While going forward MarketWise does not expect to incur the levels of stock-based compensation expense MarketWise has historically as a result the liability-award classification of the Class B Units, MarketWise does expect to incur much-reduced stock-based compensation expense in the ordinary course

Q1 2020Q1 2021Total Revenue100%100%Operating ExpensesCost of Revenue19%111%Sales and Marketing53%77%General and Administrative48%424%Depreciation and Amortization1%1%Research and Development1%1%Related Party Expenses0%0%Total Operating Expenses122%614%Income (Loss) from Operations-22%-514%Other (Income) Expense, net0%0%Interest (Income) Expense, net0%0%Net Income (Loss)-22%-514%Stock Based Compensation Line Item Summary1Cost of Revenue4%96%Sales and Marketing2%12%General and Administrative21%395%Total Stock Based Compensation Expense27%502% ($ in 000’s)Q1 2020Q1 2021% VarianceTotal Revenue76,382 119,714 57%Operating ExpensesCost of Revenue14,681 132,812 805%Sales and Marketing40,332 91,785 128%General and Administrative36,453 507,429 1292%Depreciation and Amortization611 751 23%Research and Development1,027 1,778 73%Related Party Expenses49 20 -59%Total Operating Expenses93,153 734,575 689%Income (Loss) from Operations(16,771) (614,861) N/MOther (Income) Expense, net(204) 227 N/MInterest (Income) Expense, net(105) (5) N/M Net Income (Loss)(16,462) (615,083) N/M($ in 000’s)1Q 20201Q 2021% VarianceStock Based Compensation Expense1Vested Class B Units & Change in Fair Value of Class B Liability Awards(11,816) 595,424 N/MProfits distribution to Class B Unitholders included in stock based compensation expense32,313 5,651 -83%Total Stock Based Compensation Expense20,497 601,075 2833%Stock Based Compensation Line Item Summary1Cost of Revenue3,168 114,348 3509%Sales and Marketing1,203 14,070 1070%General and Administrative16,126 472,657 2831%Total Stock Based Compensation Expense20,497 601,075 2833% GAAP INCOME STATEMENTS 45 1.Within our expenses historically are stock-based compensation expenses related to the Class B Units. Because MarketWise’s current operating agreement includes puts and calls for the Class B units, these current Class B Units are classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period until settlement into equity, with the change in value being charged to stock-based compensation expense. Additionally, because the Class B Units are classified as liabilities on MarketWise’s consolidated balance sheet, all profits distributions made to the holders of the Class B Units are considered to be stock-based compensation expenses. As a result of the merger with Ascendant, in which all Class B Units will be converted into straight Common Units (with no calls or puts), MarketWise does not expect to continue recognizing stock-based compensation expenses related to the Class B Units for periods after the consummation of this merger. While going forward MarketWise does not expect to incur the levels of stock-based compensation expense MarketWise has historically as a result the liability-award classification of the Class B Units, MarketWise does expect to incur much-reduced stock-based compensation expense in the ordinary course

2021($ in 000’s)Q1Q2Q3Q4Full YearQ1Q2Q3Q4Full YearQ1GAAP Revenue$61,449$67,814$72,292$70,668$272,223$76,382$82,795$98,159$106,843$364,179$119,714Billings151,705 71,054 96,307 90,994 310,060 117,453 123,113 149,907 158,362 548,835 255,303 Cash Flow from Operations(26,314) 12,269 45,253 22,993 54,201 (6,385) 31,585 47,784 (17,109) 55,875 92,304 Plus: Profit Distributions from Class B Units6,229 1,044 7,301 257 14,831 32,313 5,757 7,241 33,087 78,398 5,651 Adjusted CFFO(20,085) 13,313 52,554 23,250 69,032 25,928 37,342 55,025 15,978 134,273 97,955 Adjusted CFFO(20,085) 13,313 52,554 23,250 69,032 25,928 37,342 55,025 15,978 134,273 97,955 Less: Capex(43) (50) (63) (21) (177) (184) (30) (15) (61) (290) (13) Adjusted FCF(20,128) 13,263 52,491 23,229 68,855 25,744 37,312 55,010 15,917 133,983 97,942 2021Q1Q2Q3Q4Full YearQ1Q2Q3Q4Full YearQ1Free Subscribers3,260,446 3,799,050 4,551,731 5,027,461 5,027,461 5,900,065 6,817,076 8,147,974 9,529,622 9,529,622 10,870,171 Paid Subscribers521,797 511,168 512,921 526,018 526,018 566,917 683,593 785,539 856,826 856,826 1,001,432 Total Subscribers3,782,243 4,310,218 5,064,652 5,553,479 5,553,479 6,466,982 7,500,669 8,933,513 10,386,448 10,386,448 11,871,603 2019202020192020 QUARTERLY METRICS 2 2 246 1.Billings represents amounts invoiced to customers 2.Includes unusually large related party working capital impact; should not be recurring as related party working capital transactions are expected to be minimal going forward 2

20192020($ in 000’s)Q1Q2Q3Q4Full YearQ1Q2Q3Q4Full YearTotal Revenue61,449 67,814 72,292 70,668 272,223 76,382 82,795 98,159 106,843 364,179 Operating ExpensesCost of Revenue10,195 9,961 11,573 10,824 42,553 14,681 27,477 26,749 85,698 154,605 Sales and Marketing24,658 25,871 26,396 29,169 106,094 40,332 49,241 56,914 67,770 214,257 General and Administrative18,397 19,207 26,594 27,471 91,669 36,453 84,498 79,885 325,725 526,561 Depreciation and Amortization573 579 601 581 2,334 611 662 639 641 2,553 Research and Development711 894 884 1,183 3,672 1,027 1,190 1,255 1,298 4,770 Related Party Expenses564 (268) 74 (39) 331 49 (17) 34 56 122 Total Operating Expenses55,098 56,244 66,122 69,189 246,653 93,153 163,051 165,476 481,188 902,868 Income (Loss) from Operations6,351 11,570 6,170 1,479 25,570 (16,771) (80,256) (67,317) (374,345) (538,689) Other (Income) Expense, net(31) 226 (1,013) (47) (865) (204) 1,067 993 1,023 2,879 Interest (Income) Expense, net(440) (232) (431) (455) (1,558) (105) (367) (17) 12 (477) Net Income (Loss)6,822 11,576 7,614 1,981 27,993 (16,462) (80,956) (68,293) (375,380) (541,091) 20192020($ in 000’s)Q1Q2Q3Q4Full YearQ1Q2Q3Q4Full YearStock Based Compensation Expense1Vested Class B Units & Change in Fair Value of Class B Liability Awards(2,817) 1,612 1,637 5,176 5,608 (11,816) 72,870 66,210 347,938 475,202 Profits distribution to Class B Unitholders included in stock based compensation expense6,229 1,044 7,301 257 14,831 32,313 5,757 7,241 33,087 78,398 Total Stock Based Compensation Expense3,412 2,656 8,938 5,433 20,439 20,497 78,627 73,451 381,025 553,600 Stock Based Compensation Line Item Summary1Cost of Revenue1,553 800 2,052 620 5,025 3,168 15,058 13,717 70,793 102,736 Sales and Marketing— ——1,203 1,022 943 7,399 10,567 General and Administrative1,859 1,856 6,886 4,813 15,414 16,126 62,547 58,791 302,833 440,297 Total Stock Based Compensation Expense3,412 2,656 8,938 5,433 20,439 20,497 78,627 73,451 381,025 553,600 GAAP INCOME STATEMENT -2019 AND 2020 BY QUARTER 47 1.Within our expenses historically are stock-based compensation expenses related to the Class B Units. Because MarketWise’s current operating agreement includes puts and calls for the Class B units, these current Class B Units are classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period until settlement into equity, with the change in value being charged to stock-based compensation expense. Additionally, because the Class B Units are classified as liabilities on MarketWise’s consolidated balance sheet, all profits distributions made to the holders of the Class B Units are considered to be stock-based compensation expenses. As a result of the merger with Ascendant, in which all Class B Units will be converted into straight Common Units (with no calls or puts), MarketWise does not expect to continue recognizing stock-based compensation expenses related to the Class B Units for periods after the consummation of this merger. While going forward MarketWise does not expect to incur the levels of stock-based compensation expense MarketWise has historically as a result the liability-award classification of the Class B Units, MarketWise does expect to incur much-reduced stock-based compensation expense in the ordinary course

20192020($ in 000’s)Q1Q2Q3Q4Q1Q2Q3Q4AssetsCurrent assets:Cash and cash equivalents96,504 116,891 148,873 170,520 94,688 119,479 155,089 114,422 Accounts receivable(710) 8,207 4,461 7,332 6,887 7,945 7,787 12,398 Prepaid expenses5,194 3,517 4,567 5,107 6,651 5,702 7,659 8,530 Related party receivables2,826 2,006 2,374 800 2,635 1,496 1,632 874 Related party notes receivable, current— ——288 290—Restricted cash616 731 1,042 1,564 2,229 504 504 505 Deferred contract acquisition costs15,261 16,075 17,694 19,307 22,641 27,406 32,714 42,019 Other current assets16,059 1,188 1,234 1,070 1,816 1,172 1,611 1,889 Total current assets135,750 148,615 180,245 205,700 137,547 163,992 207,286 180,637 Property and equipment, net1,911 1,802 1,701 1,578 1,674 1,565 1,470 1,417 Operating lease right-of-use assets16,658 15,943 15,218 14,502 13,752 13,021 12,807 12,337 Intangible assets, net7,597 8,160 7,664 7,215 6,661 6,138 5,804 5,278 Goodwill17,154 18,101 18,101 18,101 18,101 18,101 18,101 18,101 Deferred contract acquisition costs, noncurrent19,012 19,792 21,782 23,007 28,875 37,000 46,786 65,217 Related party notes receivable, noncurrent2,358 2,377 5,412 5,446 5,480 1,148 1,148 1,148 Other assets474 474 564 656 659 938 954 678 Total assets200,914 215,264 250,687 276,205 212,749 241,903 294,356 284,813 Liabilities and members’ deficit Current liabilities:Trade and other payables5,203 3,225 3,008 4,979 6,535 8,412 4,034 11,969 Related party payables, net14,243 14,027 15,004 7,110 3,428 2,655 2,933 2,515 Accrued expenses13,861 18,117 28,633 33,526 27,313 34,180 51,476 32,134 Deferred revenue and other contract liabilities170,518 177,251 186,700 192,992 222,386 240,517 276,176 278,267 Operating lease liabilities2,543 2,604 2,506 2,084 1,656 1,214 1,017 1,077 Current portion of long-term debt – related party3,034 5,022 3,122 4,256 3,122 ——Other current liabilities5,551 6,826 8,291 9,484 10,974 15,079 17,855 19,576 Total current liabilities214,953 227,072 247,264 254,431 275,414 302,057 353,491 345,538 Long-term liabilities – related party4,256 2,390 2,459 1,134 1,134 ——Class B Units—related party109,607 111,219 112,856 118,033 106,217 179,087 245,297 593,235 Deferred revenue and other contract liabilities, noncurrent136,815 133,272 147,452 160,907 172,533 191,648 205,759 254,481 Derivative liabilities, noncurrent914 1,033 1,154 1,274 1,147 2,271 3,148 4,343 Operating lease liabilities, noncurrent9,917 9,241 8,709 8,490 8,260 8,027 8,103 7,826 Total liabilities476,462 484,227 519,894 544,269 564,705 683,090 815,798 1,205,423 Commitments and Contingencies— — — — Members’ deficit:Class A members’ units(269,000) (258,873) (261,927) (262,293) (348,856) (437,279) (516,697) (914,728) Accumulated other comprehensive income (loss)(108) (2,106) (43) (3) (79) 24 (33) (17) Total members’ deficit(269,108) (260,979) (261,970) (262,296) (348,935) (437,255) (516,730) (914,745) Non-controlling interest(6,440) (7,984) (7,237) (5,768) (3,021) (3,932) (4,712) (5,865) Total deficit(275,548) (268,963) (269,207) (268,064) (351,956) (441,187) (521,442) (920,610) Total liabilities, non-controlling interest, and members’ deficit200,914 215,264 250,687 276,205 212,749 241,903 294,356 284,813 GAAP BALANCE SHEET -2019 AND 2020 BY QUARTER 48

20192020($ in 000’s)Q1Q2Q3Q4Full YearQ1Q2Q3Q4Full YearCash flows from operating activities:Net income6,822 11,576 7,614 1,981 27,993 (16,462) (80,956) (68,293) (375,380) (541,091) Adjustments to reconcile net income to net cash provided by operating activities:Depreciation and amortization573 579 601 581 2,334 611 662 639 641 2,553 Stock-based compensation4,038 342 348 3,883 8,611 10,874 384 2,140 5,347 18,745 Change in fair value of derivative liabilities—Class B units(6,855) 1,269 1,289 1,294 (3,003) (22,690) 72,486 64,070 342,591 456,457 Change in fair value of derivative liabilities—other118 119 121 120 478 (127) 1,124 877 1,195 3,069 Unrealized losses on foreign currency(91) 200 (257) 17 (131) 1 28 (16) (13)—Noncash lease expense945 715 725 717 3,102 750 731 625 471 2,577 Gain on sale of cryptocurrencies— (612) 7 (605) — ——Changes in operating assets and liabilities:Accounts receivable1,528 (8,916) 3,745 (2,870) (6,513) 444 (1,058) 158 (4,610) (5,066) Related party receivables and payables, net(8,673) 597 620 (6,321) (13,777) (5,518) 367 141 340 (4,670) Prepaid expenses(2,115) 1,677 (1,050) (540) (2,028) (1,544) 949 (1,957) (871) (3,423) Other current assets and other assets(171) (129) (136) 101 (335) (749) 366 (455) (3) (841) Cryptocurrency intangible assets— 843 85 928 31 — (1) 30 Deferred contract acquisition costs1,293 (1,595) (3,609) (2,839) (6,750) (9,201) (12,890) (15,094) (27,736) (64,921) Trade and other payables(4,783) (2,169) 32 1,705 (5,215) 1,554 1,849 (4,363) 7,950 6,990 Accrued expenses(9,570) 4,256 10,515 4,864 10,065 (6,213) 6,867 17,296 (19,342) (1,392) Deferred revenue(9,676) 2,966 23,629 19,748 36,667 41,020 37,246 49,770 50,813 178,849 Operating lease liabilities(598) (615) (630) (641) (2,484) (657) (676) (532) (219) (2,084) Other current and long-term liabilities901 1,397 1,465 1,101 4,864 1,491 4,106 2,778 1,718 10,093 Net cash provided by (used in) operating activities(26,314) 12,269 45,253 22,993 54,201 (6,385) 31,585 47,784 (17,109) 55,875 Cash flows from investing activities:Cash paid for acquisitions, net of cash acquired- (1,483) — (1,483) — ——Cash in escrow for business combination- 15,000 — 15,000 — ——Acquisition of non-controlling interests, including transaction costs——(193) (193) (9,164) ——(9,164) Purchases of property and equipment(43) (50) (63) (21) (177) (184) (30) (15) (61) (290) Purchases of intangible assets— — ——(195)—(195) Capitalized software development costs(275) (224) (173) (80) (752) — ——Net cash provided by (used in) investing activities(318) 13,243 (236) (294) 12,395 (9,348) (30) (210) (61) (9,649) Cash flows from financing activities:Principal payments on long-term debt – related party— (1,831) (101) (1,932) (1,133) (4,257) — (5,390) Issuance of related party notes receivable(19) (19) (3,035) (34) (3,107) (35) (1,402)—289 (1,148) Proceeds from related party notes receivable— — — 5,446 — 5,446 Distributions to members(8,838) (1,395) (9,911) (327) (20,471) (57,767) (8,378) (11,819) (23,803) (101,767) Distributions to noncontrolling interests(115) (1,598) (11) (107) (1,831) (423)—(87)—(510) Net cash used in financing activities(8,972) (3,012) (14,788) (569) (27,341) (59,358) (8,591) (11,906) (23,514) (103,369) Effect of exchange rate changes on cash(146) (1,998) 2,064 39 (41) (76) 102 (58) 18 (14) Net increase in cash, cash equivalents and restricted cash(35,750) 20,502 32,293 22,169 39,214 (75,167) 23,066 35,610 (40,666) (57,157) Cash, cash equivalents and restricted cash — beginning of period132,870 97,120 117,622 149,915 132,870 172,084 96,917 119,983 155,593 172,084 Cash, cash equivalents and restricted cash — end of period97,120 117,622 149,915 172,084 172,084 96,917 119,983 155,593 114,927 114,927 GAAP CASH FLOW STATEMENT -2019 AND 2020 BY QUARTER 49